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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 13, 1998 on PaineWebber Utility Income Fund, in his Registration Statement (Form N-1A No. 2-91362) of Painewebber Managed Investments Trusts.



                                                  ERNST & YOUNG LLP


New York, New York
July 28, 1998